Exhibit 99.1

Set Jet to Become Public Via Merger with Revelstone Capital Acquisition Corp.

~ Proposed Business Combination Includes $18 Million in Fully Committed Financing, Including a Pre-PIPE of $4 Million and a PIPE of $14 Million from Coleman Group ~

~ Membership Technology Company Operates Unique Asset-Light, Subscription-Based Model ~

~ Seasoned Aviation Professional and CEO Tom Smith to Continue Leading Combined Company, Revelstone and Coleman to Join Combined Company Board of Directors ~

~ Merger with Revelstone, Pre-PIPE, and PIPE Supports Set Jet’s Growth Strategy ~

~ Timing of Proposed Business Combination Supported by Business Fundamentals, Mounting Competitive Moat and Expansive TAM ~

SCOTTSDALE, AZ, and NEW YORK, NY, July 18, 2023 - Set Jet, Inc. (“Set Jet”), a membership-based private jet charter program, and Revelstone Capital Acquisition Corp. (“RCAC”) (NASDAQ: RCAC), a publicly traded special purpose acquisition company, announced today that they have entered into a definitive agreement and plan of merger (the “Proposed Business Combination). Upon closing of the Proposed Business Combination, expected in the fourth quarter of 2023, the newly combined company (the “Company”) will operate as Set Jet and plans to continue listing on the Nasdaq Stock Market LLC under the symbol SJET. The Proposed Business Combination reflects an implied pro-forma enterprise value for Set Jet of approximately $80 million plus an additional $65 million earnout for Set Jet shareholders and management.

Most recently, RCAC entered into an amendment to the investment management trust agreement to extend the time to complete a business combination until December 21, 2023, on a month-to-month basis. At June 30, 2023, there was approximately $36.8 million remaining in the RCAC trust account, subject to possible redemption at the closing of the Proposed Business Combination.

Set Jet membership has no long-term contracts or commitments, operating on a simple monthly subscription that grants members the luxury, convenience, comfort, and privacy of flying private for a cost comparable to that of a first-class commercial ticket among the West Coast’s top destinations. Set Jet has exclusive use of five wide-body Bombardier Challenger 850 aircraft, designed to deliver a superior in-air experience. To better understand the Set Jet offering, please find FAQs accessible here.

Set Jet CEO, Tom Smith, stated, “Today marks a very important milestone for our Company. As we embark on a journey that will result in Set Jet becoming a publicly traded company, I look to the incredible support from our membership base, our commitment to what we believe are strong business fundamentals, and the shortage of competitive solutions as a catalyst for timing in entering the public space. Today’s announcement and partnership with RCAC will enable Set Jet access to the capital markets to further expand and build on our unique and differentiated model and allow us to increase flights between current cities, open new routes, and continue to grow.”

Morgan Callagy, Co-CEO of RCAC, commented, “The announcement of the union between RCAC and Set Jet is truly the result of an extremely thorough vetting process. Upon the launch of RCAC, our management team had one very defined goal we committed to adhere to; to find a target that would deliver a unique value proposition for our shareholders. We believe our qualifiers are evident in Set Jet’s business model. Importantly, the leadership team of Set Jet embodies a true passion for the business, having been founded and led by seasoned aviation professionals. I could not be more pleased with the result of our process and encouraged by the financial commitment of the Coleman Group with their $18 million investment.”

“We are pleased to become strategic investors in Set Jet as we share the collective vision of bringing private aviation to a wider audience of the traveling public in the Unites States and eventually to the UK and Eurozone,” said Matt McClean, CEO of the London-based Coleman Group.

Proposed Business Combination Overview

Under the terms of the Proposed Business Combination, RCAC will combine with Set Jet, and in connection with the business combination, Set Jet will become a publicly traded entity under the name “Set Jet” and symbol SJET. The Proposed Business Combination reflects an implied pro-forma enterprise value at closing of approximately $80 million, plus an additional $65 million earnout for Set Jet shareholders and management.

The cash component of the consideration will be funded by RCAC’s $36.8 million cash in trust, net of any redemptions, as well as an $18.0 million private placement from Coleman, in the form of a pre-PIPE of $4 million which will be invested prior to closing, and a PIPE of $14 million at Closing.

Completion of the Proposed Business Combination is subject to approval by RCAC stockholders, the effectiveness of an S-4 registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the Proposed Business Combination, and other customary closing conditions, including the receipt of certain regulatory approvals. The Proposed Business Combination is expected to close in the fourth quarter of 2023.

Additional information, including a copy of the business combination agreements, will be provided in a Current Report on Form 8-K to be filed by RCAC with the Securities and Exchange Commission (“SEC”) at the SEC’s website at www.sec.gov/ and on the RCAC website at http://revelstonecapital.com/.

Set Jet Investment Highlights

•	Company run by seasoned public company and aviation professionals, including certified ATP pilot and founder of TASER (Nasdaq: AXON), CEO and co-founder, Tom Smith, who will continue to lead the combined Company, seasoned public company CFO, Jim Barnes, COO and co-founder, Trey Smith with over two decades of private aviation expertise, and aviation enthusiast and aircraft owner Steve Reynolds, founder of the Yard House restaurant chain, serving as Chairman of the Board.
•	Total Addressable Market (“TAM”) of over 1 billion seats
•	Consistent year-over-year revenue growth
•	Set Jet model combines “best-in-class” business models designed to disrupt and improve luxury private air travel
•	Company has carved out its own niche with what it believes to be a differentiated and compelling value proposition with a cost-effective membership ($99.95 one-time security check fee, $99.95 monthly membership fee, and per-seat flights starting at approximately $750.00)
•	Each aircraft in the fleet carries 13 to 16 passengers and since inception, Set Jet has flown over 31,000 passengers on 6,100+ flights

•	Set Jet’s objective is to solve the pain points of commercial travel, offering members the opportunity to “buy a seat, not the jet”
•	Differentiated by its asset-light business model with five-year exclusive charter access
o	Aircraft leased to charter operators supports asset-light model, optimizing ownership and investment utilization
o	Cost-effective and luxurious aircraft
o	Charter operators have 60 years of combined professional aviation experience
•	Set Jet’s proprietary booking engine technology provides a smooth member booking experience, including a multi-year process being tested and reviewed by the Federal Aviation Administration (“FAA”) and the U.S. Department of Transportation (“DOT”) prior to entering the marketplace
•	Growing loyal membership base combined with high retention and limited memberships available produces predictable recurring monthly membership revenue
•	Currently serving Aspen, Cabo San Lucas, Las Vegas, Los Angeles, Orange County, Salt Lake City, Scottsdale with dedicated hubs in Scottsdale and Las Vegas

Advisors

Roth Capital Partners is acting as financial advisor to RCAC and placement agent on the private placement. CHW Strategic Advisors is acting as Set Jet’s M&A advisor on the transaction. Loeb & Loeb, LLP is acting as legal counsel to RCAC. Snell & Wilmer, LLP is acting as legal counsel to Set Jet.

About Set Jet, Inc.

Set Jet, Inc. is a membership-driven technology company facilitating luxurious “buy a seat, not the jet” private jet charters for its Members to enjoy the ultimate travel experience at a fraction of the cost of a typical private jet charter. Set Jet’s proprietary technology platform enables security pre-screened and approved Members to self-aggregate and share a private jet charter between frequently traveled destinations to many of the West Coast’s top destinations including Aspen, Cabo San Lucas, Las Vegas, Los Angeles, Orange County, San Diego, Salt Lake City, and Scottsdale. The Company’s asset-light business model means it neither owns nor operates any aircraft. Professional Part 135 on-demand charter operator partners provide aircraft for Member charters, pilots, and related aircraft services. The Company liaisons between its Members and the charter operator to help seamlessly assure a positive Member experience. The Company also staffs cabin hostesses for each flight and its ground operations personnel assist Member travelers with their charter journey. For more information please visit: https://setjet.com/.

About Revelstone Capital Acquisition Corp.

Revelstone Capital Acquisition Corp. is a blank check company whose business purpose is to affect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. The Company is led by its Co-Chief Executive Officers, Morgan Callagy and Daniel Neukomm. For more information please visit: http://revelstonecapital.com/.

About Coleman Group

Coleman Group is an alternative investment firm headquartered in London. Coleman Group offer single and multi-manager hedge fund solutions to professional and institutional investors. Coleman Group is structured to offer bespoke investment solutions tailored to an investors’ risk and return objectives. Coleman Group also run segregated managed accounts for clients seeking tailored single manager or multi-manager solutions.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed Merger, RCAC intends to file preliminary and definitive proxy statements with the SEC. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of RCAC as of the record date established for voting on the proposed Merger and will contain important information about the proposed Merger and related matters. Stockholders of RCAC and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with RCACs’ solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger because the proxy statement will contain important information about RCAC, Set Jet and the proposed Merger. When available, the definitive proxy statement will be mailed to RCAC stockholders as of a record date to be established for voting on the proposed Merger. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to RCAC as set forth below.

Participants in the Solicitation

RCAC, Set Jet, and their respective directors and officers may be deemed to be participants in the solicitation of proxies from RCACs’ stockholders in connection with the Proposed Business Combination. Information about the directors and executive officers of RCAC and a description of their interests in RCAC and the Proposed Business Combination are set forth in RCAC’s Annual Report on Form 10-K for the year ended December 31, 2022, and which can be obtained free of charge from the sources indicated above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to RCAC’s stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that RCAC intends to file with the SEC. You may obtain free copies of these documents as described above.

Important Cautions Regarding Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Proposed Business Combination and the projected future financial performance of Set Jet following the Proposed Business Combination; (3) changes in the market for Set Jet’s services and technology, expansion plans and opportunities; (4) Set Jet’s unit economics; (5) the sources and uses of cash in connection with the Proposed Business Combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the Proposed Business Combination; (7) the projected technological developments of Set Jet; (8) current and future potential commercial and customer relationships; (9) the ability to operate efficiently at scale; (10) anticipated investments in capital resources and research and development, and the effect of these investments; (11) the amount of redemption requests made by RCAC’s public shareholders; (12) the ability of the combined company to issue equity or equity-linked securities in the future; (13) the failure to achieve the minimum cash at closing requirements; (14) the inability to obtain or maintain the listing of the combined company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq's initial listing standards in connection with the consummation of the Proposed Business Combination; and (15) expectations related to the terms and timing of the Proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of RCAC’s and Set Jet’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of RCAC and Set Jet. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in RCAC’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 27, 2023 and in RCAC’s IPO prospectus, dated December 16, 2021, and in the Registration Statement and the other documents that RCAC has filed, or will file, with the SEC relating to the Proposed Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither RCAC nor Set Jet presently know or that RCAC and Set Jet currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect RCAC’s and Set Jet’s expectations, plans or forecasts of future events and views as of the date of this press release. RCAC and Set Jet anticipate that subsequent events and developments will cause RCAC’s and Set Jet’s assessments to change. However, while RCAC and Set Jet may elect to update these forward-looking statements at some point in the future, RCAC and Set Jet specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing RCAC’s and Set Jet’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of RCAC, the Company or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Revelstone Capital Acquisition Corp

Morgan Callagy

Co-Chief Executive Officer

14350 Myford Road

Irvine, CA 92606

morgan@revelstonecap.com

949.428.2888

Set Jet Investor Relations

Shannon Devine

MZ North America

SetJet@mzgroup.us

203.741.8811

Set Jet Media

Olivia Jones

Director of Marketing

marketing@setjet.com

480.264.6500

Source: Set Jet, Revelstone Capital Acquisition Corp.